EXHIBIT 10.49

Form SI-03	Bond No. 1316090
Rev. 07/00

COMMONWEALTH OF KENTUCKY

DEPARTMENT OF WORKERS CLAIMS

FRANKFORT, KENTUCKY 40601

CONTINUOUS BOND

GREAT AMERICAN  INSURANCE COMPANY

580 Walnut Street

Cincinnati, Ohio 45202

a company authorized to transact surety business in the Commonwealth of Kentucky, as Surety, and LABOR READY MID-ATLANTIC, INC.

1015 A Street

Tacoma, Washington 98402

a self-insured employer, as Principal, are hereby held and firmly bound to the Department of Workers’ Claims (hereinafter “Department”) in the aggregate sum of $ 750,000.00*** the payment of which the Surety and Principal bind themselves, their successors and assigns, jointly and severally.

1.  In accordance with Chapter 342 of the Kentucky Revised Statutes and the administrative regulations promulgated thereunder (the “Kentucky Workers’ Compensation Act,” as it may be amended from time to time), the Principal has been certified to self-insure its workers’ compensation liability and files this bond to satisfy its obligation to provide an acceptable bond to secure, to the extent the Commissioner of the Department directs, the payment of workers’ compensation liabilities as they are incurred.  If the Principal shall discharge promptly and completely all of its liabilities under the Kentucky Workers’ Compensation Act, then the obligations under this bond shall be null and void; otherwise the obligations remain in full force and effect, subject only to other provisions of this bond.

2.  Surety agrees that the obligations of this bond shall extend to all past, present, future and potential liability of the Principal as an employer that is self-insured for workers’ compensation liabilities in Kentucky.

3.  This is a continuous bond and shall apply to new as well as existing workers’ compensation liabilities incurred by the Principal until the bond is terminated by the Surety, as hereinafter provided, or until the Principal’s status as a self-insurer has been revoked or terminated by the Commissioner, and in any of the above-described events the Surety shall remain obligated under the provisions of this bond for future payments of workers’ compensation liabilities incurred by the Principal prior to termination or revocation.  However, the Surety shall be released from its liability if the Principal provides replacement surety acceptable to the Department for payment of the liabilities covered by this bond.

4.  This bond may be terminated by the Surety by filing a written notice of intent to terminate the bond in the Office of the Commissioner of the Department and mailing a copy of the notice to the Principal on or before the date of filing, in which event the Surety’s obligation for new workers’ compensation liabilities shall terminate sixty (60) days from the date of such filing with the Commissioner.  If the Principal fails to file substitute security that is acceptable to the Commissioner within thirty (30) days of the filing of the Surety’s notice, the Principal shall be in default and this bond may be called.  Substitution of surety may be allowed only by novation whereby the new surety or other security assumes all liabilities of the Principal past, present, future and potential, under the Kentucky Workers’ Compensation Act.

5.  The Commissioner of the Department may make written demand personally or by mail upon the Principal and Surety, at the addresses indicated on the face of this bond, for any portion of the bond amount from time to time or for the full amount of the bond upon a default by the Principal in the performance of any of its obligations as a self-insured employer or upon the insolvency, bankruptcy, or receivership of either the Principal or the Surety.  Payment shall be made within fifteen (15) business days after delivery of such demand to the Surety.

6.  The amount of this bond may be increased or decreased by an agreement stating the effective date of the increase or decrease, executed by the Principal and Surety on the form specified by the Department, and approved by the Commissioner of the Department.

7.  If the Surety makes payment to the Commissioner of the Department pursuant to the provisions of this bond, any unused balance may be released to the Surety by the Commissioner upon proof of payment and a lapse of time adequate to assure that the Principal’s liabilities under the Kentucky Workers’ Compensation Act have been fully satisfied and that each has been paid or lapsed under the Act.

8.  The insolvency, bankruptcy or receivership of the Principal shall not relieve the Surety of its obligations under this bond.

9.  Nothing stated herein shall be deemed to relieve the Principal of any liabilities arising under the Kentucky Workers’ Compensation Act.

10.  This bond shall be effective April 23, 2001 and shall replace, supersede and exonerate Great American Insurance Company Bond No. 1316090 which was executed on April 23, 2001.

IN WITNESS WHEREOF, the Principal and Surety herein have caused this bond to be signed and executed in their names and on their behalf this 1st day of June, 2001.

ATTEST:

/s/ Tracy D. Woods	LABOR READY MID-ATLANTIC, INC.

PRINCIPAL

	BY:	/s/ Ronald L. Junck	(seal)

ATTEST:

/s/ Tevy Lor		GREAT AMERICAN INSURANCE COMPANY

SURETY

	BY:	/s/ Patrick D. Dineen	(seal)
Patrick D. Dineen, Attorney-in-Fact

NOTE:	Please type name and title below signatures.
Power of attorney must be attached.

GREAT AMERICAN INSURANCE COMPANY

580 WALNUT STREET • CINCINNATI, OHIO 45202 • 513-369-5000 • FAX 513-723-2740

The number of persons authorized by this power of attorney is not more than		No. 0	17201
SEVEN
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS: That the GREAT AMERICAN INSURANCE COMPANY, a corporation organized and existing under and by virtue of the laws of the State of Ohio, does hereby nominate, constitute and appoint the person or persons named below its true and lawful attorney-in-fact, for it and in its name, place and stead to execute in behalf of the said Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; provided that the liability of the said Company on any such bond, undertaking or contract of suretyship executed under this authority shall not exceed the limit stated below.

Name	Address	Limit of Power
JAY A. MILEY	ALL OF	ALL
PATRICK D. DINEEN	SEATTLE, WASHINGTON	UNLIMITED
HEIDI BROCKUS
KRISTA M. STROMBERG
KATHIE L. WIEGERS
TEVY LOR
SUZANNE HOLDEN

This Power of Attorney revokes all previous powers issued in behalf of the attorney(s)-in-fact named above.

IN WITNESS WHEREOF the GREAT AMERICAN INSURANCE COMPANY has caused these presents to be signed and attested by its appropriate officers and its corporate seal hereunto affixed this 18th day of April, 2001

Attest	GREAT AMERICAN INSURANCE COMPANY

STATE OF OHIO, COUNTY OF HAMILTON - ss:

On this 18th day of April, 2001, before me personally appeared DOUGLAS R. BOWEN, to me known, being duly sworn, deposes and says that he resided in Cincinnati, Ohio, that he is the Vice President of the Bond Division of Great American Insurance Company, the Company described in and which executed the above instrument; that he knows the seal; that it was so affixed by authority of his office under the By-Laws of  said Company, and that he signed his name thereto by like authority.

This Power of Attorney is granted by authority of the following resolutions adopted by the Board of Directors of Great American Insurance Company by unanimous written consent dated March 1, 1993.

RESOLVED:  That the Division President, the several Division Vice Presidents and Assistant Vice Presidents, or any one of them, be and hereby is authorized, from time to time, to appoint one or more Attorneys-In-Fact to execute on behalf of the Company, as surety, any and all bonds, undertakings and contracts of suretyship, or other written obligations in the nature thereof; to prescribe their respective duties and the respective limits of their authority, and to revoke any such appointment at any time.

RESOLVED FURTHER:  That the Company seal and the signature of any of the aforesaid officers and any Secretary or Assistant Secretary of the Company may be affixed by facsimile to any power of attorney or certificate of either given for the execution of any bond, undertaking ,contract or suretyship ,or other written obligation in the nature thereof, such signature and seal when so used being hereby adopted by the Company as the original signature of such officer and the original seal of the Company, to be valid and binding upon the Company with the same force and effect as though manually affixed.

CERTIFICATION

I, RONALD C. HAYES, Assistant Secretary of Great American Insurance Company, do hereby certify that the foregoing Power of Attorney and the Resolutions of the Board of Directors of March 1, 1993 have not been revoked and are now in full force and effect.

Signed and sealed this 1st day of June, 2001

All-Purpose

Certificate of Acknowledgment

State of	Washington

County of	King

On June 1, 2001 before me, Kathie L. Wiegers
DATE	NAME OF NOTARY PUBLIC

personally appeared Patrick D. Dineen and Tevy Lor
NAME(S) OF SIGNER(S)

☒ personally known to me - OR

proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signatures on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

/s/ Kathie L. Wiegers
SIGNATURE OF NOTARY PUBLIC

Though the data below is not required by law, it may prove valuable to persons relying on the document and prevent fraudulent reattachment of this form.

CAPACITY CLAIMED BY SIGNER	DESCRIPTION OF ATTACHED DOCUMENT(S)
Attorney-in-Fact	Type of Document
Continuous Bond
Bond No. 1316090

	Number of Pages	Three (3)

	Date of Document	June 1, 2001

Signer(s) Other Than Named Above

Labor Ready Mid-Atlantic, Inc.

SIGNER IS REPRESENTING:

NAME OF PERSON(S) OR ENTITY(IES)

Great American Insurance Company